                                                                   EXHIBIT 99.1


                EXCO ANNOUNCES RECORD REVENUES
               AND PRODUCTION FOR THIRD QUARTER,
            UPDATED PROJECTIONS AND CONFERENCE CALL

DALLAS, TEXAS, November 7, 2001.....EXCO Resources, Inc. ("EXCO") announced third quarter earnings before a one time ceiling test write-down of $3.5 million, or $.28 per fully diluted share on record revenue and production volumes. Revenues for the quarter were $18.0 million. For the same quarter in fiscal year 2000, earnings were $1.8 million ($.26 per fully diluted share) on revenues of $6.8 million. Including the previously announced, non-cash, ceiling test write-down, EXCO reported a net loss from operations of $38.8 million ($5.41 per fully diluted share).

Cash flow from operations for the quarter increased 136% to $9.4 million ($.74 per fully diluted share) compared to $3.9 million ($.57 per fully diluted share) for the same period in 2000.

Production for the three months ended September 30, 2001, was approximately 250,000 barrels of oil, 49,100 barrels of natural gas liquids, and 2.5 Bcf of natural gas as compared to third quarter 2000 production of approximately 84,400 barrels of oil, 27,300 barrels of natural gas liquids, and 1.0 Bcf of natural gas. Overall, for the three months ended September 30, 2001, total production was approximately 4.3 Bcfe versus third quarter 2000 total production of approximately 1.7 Bcfe, a 154% increase.

The average oil price received during the three months ended September 30, 2001, was $25.59 versus $25.52 for the three months ended September 30, 2000. The average natural gas price received during the current three months was $4.19 versus $3.70 for the corresponding three months of the prior year, a 13% increase. The average natural gas liquids price received during the three months ended September 30, 2001, was $16.73 versus $25.15 during the three months ended September 30, 2000, a 33% decrease. The average prices received for oil, natural gas and NGLs include the results of monthly cash hedge settlements.

"Our increased production volumes and cash flow are reflecting the results of our acquisitions and development drilling projects over the past twelve months," said Doug Miller, EXCO's Chief Executive Officer. "We are pretty well on schedule now with our development activity in both Canada and the U.S. and still have a large inventory of projects to sustain our production growth. We may delay the start of a few of our planned projects in light of lower commodity prices although rigs and other oil field services have recently become readily available and at lower costs than earlier in the year."

Miller noted that although prices for crude oil and natural gas have generally declined during the current fiscal year, EXCO now has commodity hedge contracts in place for approximately 70% of its 2002 crude oil production at $25.45 per barrel and 59% of its natural gas production at $3.66 per Mcf.

                        HEDGE POSITIONS SEPTEMBER 30, 2001

                             NATURAL GAS (MMCF)                 CRUDE OIL (MMBLS)
                   ----------------------------------   ---------------------------------
                   HEDGED QUANTITIES    AVERAGE PRICE   HEDGED QUANTITIES   AVERAGE PRICE
                   -----------------    -------------   -----------------   -------------
Q4 2001                 1,860.3             $5.00             223.8             $27.52

Year 2002               7,537.4             $3.66             718.4             $25.45

Year 2003               1,006.2             $4.36             124.7             $24.11

The market value of open contracts at September 30, 2001, was approximately $14.8 million.


                      EXCO UPDATES 2001 AND 2002 GUIDANCE

The following projected information replaces and revises the previous projections of such data last updated on August 3, 2001. The Company's forecasts and estimates are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially. Furthermore, these projections do not reflect the potential impact of unforseen events including asset purchases or sales that may occur subsequently.

Using mid-year updated engineering information prepared internally, EXCO updated its projected production volumes for the remainder of 2001 and fiscal year 2002 as follows:

                           HISTORICAL PRODUCTION                    RANGE OF ESTIMATES
                               QUARTER ENDED                           YEARS ENDING
                        -------------------------------------------------------------------------
                        3/31/01   6/30/01    9/30/01         12/31/01                12/31/02
                        -------------------------------------------------------------------------
Crude oil (Mbbls)         213       232         250            945 to 950          1,000 to 1,065

NGLs (Mbbls)               22        45          49            165 to 170              240 to 249

Natural gas (Mmcf)      1,299     2,052       2,458        8,350 to 8,430        12,675 to 12,750

Total (Mmcfe)           2,708     3,716       4,253      15,010 to 15,150        20,115 to 20,634

The revised production schedule reflects the rescheduling of a few of the Company's development projects as a result of lower prices currently being received for natural gas and crude oil.

Oil and gas production costs per Mcfe for the remainder of 2001 and 2002 are estimated to be as follows:

            PERIOD           LEASE OPERATING COSTS             TAXES
          -------------------------------------------------------------
          Q4 2001               $1.10 - $1.25               $.20 - $.25
          Year 2002             $1.00 - $1.15               $.20 - $.25

                           CONFERENCE CALL SCHEDULED

EXCO will host a conference call on November 7, 2001, at 3:00 p.m. CST to discuss the contents of this release and respond to questions. Please call
(800) 572-9658 between 2:45 p.m. and 3:00 p.m. if you wish to participate, and ask for the EXCO conference call. A digital recording will be available starting two hours after the completion of the conference until November 16, 2001. Please call (800) 642-1687 and enter conference ID#2348081 to hear the recording.

EXCO Resources, Inc. is an oil and gas acquisition, exploitation, development and production company headquartered in Dallas, Texas with principal operations in Texas, Louisiana, Mississippi and Alberta, Canada. The Company's common and preferred stock are traded on the NASDAQ NMS under the symbols EXCO and EXCOP, respectively.

Additional information about EXCO Resources, Inc. may be obtained by contacting the Company's President, Ted Eubank, at EXCO's headquarters, 6500 Greenville Avenue, Suite 600, LB 17, Dallas, Texas 75206, telephone number
(214) 368-2084.

                                       ###

THIS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS RELATING TO FUTURE FINANCIAL RESULTS OR BUSINESS EXPECTATIONS. BUSINESS PLANS MAY CHANGE AS CIRCUMSTANCES WARRANT. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PREDICTED AS A RESULT OF FACTORS OVER WHICH THE COMPANY HAS NO CONTROL. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO: ACQUISITIONS, RECRUITING AND NEW BUSINESS SOLICITATION EFFORTS, COMMODITY PRICE CHANGES, THE EXTENT TO WHICH THE COMPANY IS SUCCESSFUL IN INTEGRATING RECENTLY ACQUIRED BUSINESSES, REGULATORY CHANGES AND GENERAL ECONOMIC CONDITIONS. THESE RISK FACTORS AND ADDITIONAL INFORMATION ARE INCLUDED IN THE COMPANY'S REPORTS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       EXCO RESOURCES, INC.

              CONDENSED CONSOLIDATED BALANCE SHEETS
         (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     DECEMBER 31,     SEPTEMBER 30,
                                                                     -----------      ------------
                                                                         2000             2001
                                                                     -----------      ------------
ASSETS
Current assets:
   Cash and cash equivalents                                            $8,200          $  4,409
   Accounts receivable:
        Oil and natural gas sales                                        8,591             7,519
        Joint interest                                                   1,202             3,104
        Interest and other                                                 286             3,496
   Oil and natural gas hedge derivatives                                   --             11,657
   Other                                                                 1,983             2,640
                                                                     -----------      ------------
                Total current assets                                    20,262            32,825
Oil and natural gas properties (full cost accounting method):
   Proved developed and undeveloped oil and natural gas properties      90,586           196,624
   Allowance for depreciation, depletion and amortization              (10,231)          (69,155)
                                                                     -----------      ------------
   Oil and natural gas properties, net                                  80,355           127,469
Office and field equipment, net                                            681               834
Deferred financing costs                                                   310             1,055
Oil and natural gas hedge derivatives                                      --              3,106
Other assets                                                               764             1,596
                                                                     -----------      ------------
                Total assets                                          $102,372          $166,885
                                                                     ===========      ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities                           $  2,678          $ 11,092
   Revenues and royalties payable                                        3,652             2,547
   Accrued interest payable                                                 81                83
   Current maturities of long-term debt                                     55                --
   Income taxes payable                                                  2,189               721
                                                                     -----------      ------------
                Total current liabilities                                8,655            14,443

Long-term debt, less current maturities                                 42,488             6,729
Other long-term liabilities                                                227             1,361
Deferred income taxes                                                    1,211            10,982

Stockholders' equity:
   Preferred stock, $.01 par value:
        Authorized shares - 10,000,000
        Issued and outstanding shares - 0 and 5,004,869
        at December 31, 2000 and September 30, 2001, respectively          --            101,175
   Common stock, $.02 par value:
        Authorized shares - 25,000,000
        Issued and outstanding shares - 6,853,196 and 7,171,587
        at December 31, 2000 and September 30, 2001, respectively          137               143
   Additional paid-in capital                                           47,500            51,079
   Notes receivable-employees                                           (1,551)           (1,131)
   Deficit eliminated in quasi-reorganization                           (8,799)           (8,799)
   Retained earnings (loss) since December 31, 1997                     12,608           (20,428)
   Treasury stock, at cost: 11,446 shares at December 31, 2000
   and September 30, 2001                                                 (104)             (104)
   Accumulated other comprehensive income:
        Deferred hedge gains                                               --             13,163
        Foreign currency translation adjustment                            --             (1,728)
                                                                     -----------      ------------
                Total stockholders' equity                              49,791           133,370
                                                                     -----------      ------------
                Total liabilities and stockholders' equity            $102,372          $166,885
                                                                     ===========      ============

                       EXCO RESOURCES, INC.
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
         (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        THREE MONTHS ENDED     NINE MONTHS ENDED
                                                           SEPTEMBER 30,         SEPTEMBER 30,
                                                        ------------------     ------------------
                                                         2000       2001        2000       2001
                                                        ------    --------     ------    --------
REVENUES:
   Oil and natural gas                                  $6,578    $ 17,208     $15,807   $ 47,051
   Other income                                            254         824       1,535      2,513
                                                        ------    --------      -------   --------
        Total revenues                                   6,832      18,032      17,342     49,564
COSTS AND EXPENSES:
   Oil and natural gas production                        2,191       5,983       5,402     17,613
   Depreciation, depletion and amortization              1,239       4,726       3,109     10,544
   General and administrative                              475       1,205       1,425      3,343
   Interest                                                193         199         477      2,927
   Impairment of oil and natural gas properties             --      45,942          --     45,942
                                                        ------    --------      -------   --------
        Total costs and expenses                         4,098      58,055      10,413     80,369
                                                        ------    --------      -------   --------
Income (loss) before income taxes                        2,734     (40,023)      6,929    (30,805)
Income tax expense (benefit)                               930      (2,555)      2,356        880
                                                        ------    --------      -------   --------
Net income (loss)                                        1,804     (37,468)      4,573    (31,685)
Dividends on preferred stock                                --       1,351          --      1,351
                                                        ------    --------      -------   --------
Earnings (loss) on common stock                         $1,804    $(38,819)     $ 4,573   $(33,036)
                                                        ======    ========      =======   ========
Basic earnings (loss) per share                         $  .26    $  (5.41)     $   .67   $  (4.70)
                                                        ======    ========      =======   ========
Diluted earnings (loss) per share                       $  .26    $  (5.41)     $   .66   $  (4.70)
                                                        ======    ========      =======   ========
Weighted average number of common and
   common equivalent shares outstanding:
       Basic                                             6,848       7,171        6,828      7,023
                                                        ======    ========      =======   ========
       Diluted                                           6,944       7,171        6,894      7,023
                                                        ======    ========      =======   ========